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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):   September 25, 1998

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                                 VENCOR, INC.
            (Exact name of registrant as specified in its charter)


            Delaware                      001-14057              61-1323993
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)


                               3300 Aegon Center
                            400 West Market Street
                             Louisville, Kentucky
                   (Address of principal executive offices)
                                     40202
                                  (Zip Code)

      Registrant's telephone number, including area code:  (502) 596-7300


                                Not Applicable
        (Former name or former address, if changed since last report.)

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ITEMS 1-4.  NOT APPLICABLE.

ITEM 5.  OTHER INFORMATION.


     On September 25, 1998, Vencor, Inc. (the "Company") announced the appointment of Edward L. Kuntz as President and Chief Operating Officer. Mr. Kuntz also will become a member of the Company's Board of Directors. The Company also announced the resignation of Michael R. Barr as Chief Operating Officer. Mr. Barr will continue to work with the Company as a consultant on hospital operations. A copy of the press release is included as an exhibit to this filing and is incorporated herein by reference.

ITEM 6.  NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         Exhibit 99.1  Press Release dated September 25, 1998.

ITEMS 8-9.  NOT APPLICABLE.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VENCOR, INC.




Dated:  September 25, 1998          By: /s/ W. Bruce Lunsford
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                                        W. Bruce Lunsford
                                        Chairman of the Board,
                                        President and Chief
                                        Executive Officer

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